Exhibit 99.1

Contact:	Ed Moise, Investor Relations
(337) 310-3500

US UNWIRED REPORTS FOURTH QUARTER 2003 FINANCIAL RESULTS

Annual Revenue Tops $535 Million

Company Completes Sales of Non-Core Assets

FOURTH QUARTER HIGHLIGHTS:

($000)	3 months ended 12/31		Year ended 12/31
	2003	2002	2003	2002
Total Revenues	$138,035	$144,478	$535,751	$511,564
Net Loss	(33,155)	(450,568)	(156,954)	(582,478)
EBITDA*	18,717	(397,556)	47,089	(411,013)
Capital Expenditures	4,125	23,967	30,486	122,608

*	See attached table.

	3 months ended 12/31		Year ended 12/31
	2003	2002	2003	2002
Ending Subscribers	617,813	561,162	617,813	561,162
Net Sub. Additions	22,089	19,881	59,246	73,799
Churn	3.4%	4.3%	3.4%	4.2%
ARPU**	$72.39	$84.56	$72.11	$85.17

**	includes roaming

LAKE CHARLES, LA (March 2, 2004)—US Unwired Inc. (OTCBB:UNWR), a PCS Affiliate of Sprint (NYSE:FON, PCS), today reported revenues of $535.8 million for 2003 and $138.0 million for the three-month period ended December 31, 2003. The company posted a net loss of $33.2 million for fourth quarter of 2003 and EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization) for the consolidated operations was $18.7 million, which included $0.2 million of non-cash compensation expense. These results included $1.7 million of EBITDA generated from the company’s wholly owned subsidiary, IWO Holdings, Inc. The results of the Company’s cellular business are reflected as a discontinued operation and do not impact revenue or operating costs.

“During the past year, we have been successful in not only cutting costs, but improving the results from dollars we spend. Our achievements have been both tangible and substantial. Our cost per gross customer addition for 2003 fell by $14 over 2002 while our percentage of prime customers in our subscriber base rose from 63% to 71%. Our operating cost per user has fallen $16.67 year-over-year while our network ended the year with dropped and blocked calls both below 2%,” said Robert Piper, US Unwired’s President and Chief Executive Officer. “Our fourth quarter results were very positive during the most intensely competitive selling season of the year. Our gross additions increased 28% over the third quarter, more than twice the seasonal upswing we were able to achieve last year. Furthermore, 63% of the customers we recruited have prime credit ratings.”

Earlier in the fourth quarter, US Unwired reached an agreement with its bank group to modify certain provisions of its senior secured credit facility. Highlighting those changes is a revised set of financial covenants; the retention of $40 million of revolver availability, subject to certain additional borrowing conditions; an agreement to allow the Company to retain a portion of proceeds from asset sales; a payment of $10 million to reduce term loans outstanding; and an increase in the interest rate of 50 basis points.

In the first quarter of 2004, US Unwired sold certain non-core operating assets for net proceeds of approximately $33.3 million. The properties sold included US Unwired’s cellular operations, eight of its thirteen 10 MHz PCS licenses, and 81 communication towers. From the net proceeds, the Company paid its senior secured lenders approximately $9.9 million and retained the remaining $23.4 million cash. As of March 2, 2004, the company had approximately $66.1 million of term debt outstanding under its senior secured credit facility.

On a consolidated basis, US Unwired had unrestricted cash of approximately $97.2 million and restricted cash of $19.4 million at December 31, 2003. All of the restricted cash and $32.3 million of the unrestricted cash were held by IWO Holdings, Inc. On December 31, 2003, US Unwired was in full compliance with its bank credit facility covenants. At December 31, 2003, IWO was not in compliance with the covenants of its bank credit facility. In addition, IWO is delinquent on its interest payments

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US Unwired Reports Fourth Quarter Results

March 2, 2004

under the credit facility which, combined with its covenant violations, may result in IWO’s bankruptcy. US Unwired has not guaranteed or otherwise become responsible for IWO’s debt.

US Unwired will hold a conference call to discuss this press release at 11:00 a.m. Eastern Time on March 3, 2004. An online replay will be available approximately one hour following the conclusion of the live broadcast and will continue through March 17, 2004. Links to these events can be found at the Company’s web site at http://www.usunwired.com. If Internet access is unavailable, investors and other interested parties may listen to the teleconference by calling 888-694-4641. The teleconference will be available for replay until March 10, 2004, by calling 973-341-3080, and entering 4525932 when prompted for the pin number.

About US Unwired

US Unwired Inc., headquartered in Lake Charles, La., holds direct or indirect ownership interests in five PCS Affiliates of Sprint: Louisiana Unwired, Texas Unwired, Georgia PCS, IWO Holdings and Gulf Coast Wireless. Through Louisiana Unwired, Texas Unwired, Georgia PCS and IWO Holdings, US Unwired is authorized to build, operate and manage wireless mobility communications network products and services under the Sprint brand name in 68 markets, currently serving over 600,000 PCS customers. US Unwired’s PCS territory includes portions of Alabama, Arkansas, Florida, Georgia, Louisiana, Mississippi, Oklahoma, Tennessee, Texas, Massachusetts, New Hampshire, New York, Pennsylvania, and Vermont. For more information on US Unwired and its products and services, visit the company’s web site at http://www.usunwired.com. US Unwired is traded on the OTC Bulletin Board under the symbol “UNWR”.

About Sprint

Sprint is a global integrated communications provider serving more than 26 million customers in over 100 countries. With approximately 67,000 employees worldwide and over $26 billion in annual revenues in 2003, Sprint is widely recognized for developing, engineering and deploying state-of-the-art network technologies, including the United States’ first nationwide all-digital, fiber-optic network and an award-winning Tier 1 Internet backbone. Sprint provides local communications services in 39 states and the District of Columbia and operates the largest 100-percent digital, nationwide PCS wireless network in the United States. For more information, visit www.sprint.com.

This press release may contain forward-looking statements. Forward-looking statements are statements about current and future business strategy, operations, capabilities, construction plan, construction schedule, financial projections, plans and objectives of management, expected actions of third parties and other matters. Forward-looking statements often include words like believes, belief, expects, plans, anticipates, intends, projects, estimates, may, might, would, or similar words. Forward-looking statements are made pursuant to the “safe-harbor” provisions of the Private Securities Litigation Reform Act of 1995. Since these forward looking statements are based on factors that involve risks and uncertainties, actual results may differ materially from those expressed or implied by such forward looking statements. Such factors include: the competitiveness of and the financial impact of Sprint wireless pricing plans, products and services; the ability of Sprint to provide back office, customer care and other services; consumer purchasing patterns; potential fluctuations in quarterly results; an adequate supply of subscriber equipment; risks related to our ability to compete with larger, more established businesses; rapid technological and market change; risks related to future growth and expansion; the ability to successfully complete the build-out of the IWO Holdings’ network; the potential need for additional capital; future losses; the significant level of indebtedness of the companies; and volatility of US Unwired’s stock price. For a detailed discussion of these and other cautionary statements and factors that could cause actual results to differ from those contained in this press release, please refer to Items 1, 7 and 7A of US Unwired’s Form 10-K for the period ended December 31, 2003 as filed with the Securities and Exchange Commission. US Unwired does not undertake to update or revise any forward-looking statement contained herein.

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US Unwired Reports Fourth Quarter Results

March 2, 2004

US UNWIRED INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share data)

(Unaudited)

	For the three months ended December 31,		For the years ended December 31,
	2003	2002	2003	2002
Revenues:
Subscriber	$95,251	$88,754	$381,558	$315,256
Roaming	35,745	50,319	128,553	175,929
Merchandise sales	6,516	4,902	23,224	17,915
Other revenue	523	503	2,416	2,464

Total revenues	138,035	144,478	535,751	511,564

Operating expenses:
Cost of service	54,308	66,150	210,883	234,679
Merchandise cost of sales	16,777	8,899	46,367	36,106
General and administrative	24,858	35,094	130,526	141,453
Sales and marketing	23,478	28,580	86,403	103,469
Non-cash stock compensation	221	790	2,404	4,349
Depreciation and amortization	30,122	31,641	119,188	108,539
IWO asset abandonment charge	(324)	—	12,079	—
Impairment of goodwill	—	214,191	—	214,191
Impairment of intangible assets	—	188,330	—	188,330

Total operating expenses	149,440	573,675	607,850	1,031,116

Operating loss	(11,405)	(429,197)	(72,099)	(519,552)

Other (expense) income:
Interest expense	(25,161)	(20,929)	(90,815)	(71,331)
Gain (loss) on sale of assets	34	(11)	12	3

Total other expense	(25,127)	(20,940)	(90,803)	(71,328)

Loss from continuing operations before income taxes and equity in income (losses) of unconsolidated affiliates	(36,532)	(450,137)	(162,902)	(590,880)
Income tax benefit	(531)	—	(531)	(781)

Loss from continuing operations before equity in income (losses) of affiliates	(36,001)	(450,137)	(162,371)	(590,099)
Equity in income (losses) of unconsolidated affiliates	2,720	(1,431)	2,911	(651)

Loss from continuing operations	(33,281)	(451,568)	(159,460)	(590,750)

Income from discontinued operations	126	1,000	2,506	8,272

Net loss	$(33,155)	$(450,568)	$(156,954)	$(582,478)

Basic and diluted loss per share	$(0.25)	$(3.79)	$(1.22)	$(4.93)

Weighted average outstanding common shares	128,832	128,832	128,832	118,194

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US Unwired Reports Fourth Quarter Results

March 2, 2004

US UNWIRED INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands)

	December 31, 2003	December 31, 2002
Current assets:
Cash and cash equivalents	$97,193	$61,985
Restricted cash	19,358	33,218
Subscriber receivables, net	28,687	46,706
Other receivables	2,625	2,660
Inventory	5,615	5,216
Prepaid expenses	14,833	15,014
Receivables from related parties	647	681
Receivables from officers	85	101
Current assets related to discontinued operations	1,049	1,184

Total current assets	170,092	166,765

Property and equipment, net	411,518	476,941
Restricted cash	—	8,000
Goodwill	46,705	51,961
Intangibles assets, net	40,785	78,292
Note receivable from unconsolidated affiliate	1,887	1,811
Other assets	42,571	40,479
Non-current assets related to discontinued operations	4,770	7,181

Total assets	$718,328	$831,430

Current liabilities:
Accounts payable	$41,377	$28,301
Accrued expenses	77,137	67,624
Current maturities of long term debt	362,842	5,018
Current liabilities related to discontinued operations	49	41

Total current liabilities	481,405	100,984

Long term debt, net of current maturities	434,745	762,202
Deferred gain	30,729	34,474
Investments in and advances to unconsolidated affiliates	1,216	3,901
Non-current liabilities related to discontinued operations	—	107

Stockholders’ deficit:
Common stock	1,288	1,288
Additional paid in capital	654,899	657,459
Retained deficit	(885,765)	(728,811)
Promissory note	(179)	(174)
Treasury stock	(10)	—

Total stockholders’ deficit	(229,767)	(70,238)

Total liabilities and stockholders’ deficit	$718,328	$831,430

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US Unwired Reports Fourth Quarter Results

March 2, 2004

US UNWIRED INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

	For the years ended December 31,
	2003	2002
Cash flows from operating activities

Net cash provided by (used in) operating activities	$60,641	$(23,350)

Cash flows from investing activities

Purchases of property and equipment	(30,486)	(122,608)
Acquisition of business, net of cash acquired	—	(61,713)
Proceeds from maturities and sales of marketable securities	—	66,967
Proceeds from sale of assets	350	10,319
Distributions from unconsolidated affiliates	250	792
Investments in unconsolidated affiliates	—	(1,491)
Proceeds from restricted cash	21,859	10,449

Net cash used in investing activities	(8,027)	(97,285)

Cash flows from financing activities

Proceeds from long-term debt	—	83,184
Principal payments of long-term debt	(14,718)	(693)
Debt issuance costs	(2,688)	(762)
Proceeds from exercised options	—	282
Proceeds from payments on promissory notes	—	20

Net cash (used in) provided by financing activities	(17,406)	82,031

Net increase (decrease) in cash and cash equivalents	35,208	(38,604)

Cash and cash equivalents at beginning of period	61,985	100,589

Cash and cash equivalents at end of period	$97,193	$61,985

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US Unwired Reports Fourth Quarter Results

March 2, 2004

EBITDA is an acronym for Earnings before Interest, Taxes, Depreciation and Amortization, although other items in addition to these are sometimes excluded to calculate EBITDA. Although EBITDA is not a calculation in accordance with accounting principles generally accepted in the United States (GAAP), we believe that EBITDA is widely used as a measure of operating performance in our industry. Nevertheless, the measure should not be considered in isolation or as a substitute for operating income, cash flows from operating activities or any other measure for determining operating performance or liquidity that is calculated in accordance with GAAP. In addition, since all companies do not calculate EBITDA in the same manner, this measure may not be comparable to similarly titled measures reported by other companies. We believe the nearest comparable GAAP measure to EBITDA is our Net Loss, and we have presented below a reconciliation of the two measures.

	Three-month period ended December 31, 2003
	US Unwired Inc. (Parent)	Unwired Telecom Corporation (Guarantor)	Louisiana Unwired LLC (Guarantor)	Total Guarantors	IWO Holdings, Inc. (Non-Guarantor)	Consolidating Entries	Consolidated
EBITDA	$(250)	$—	$17,177	$17,177	$2,033	$(243)	$18,717
Depreciation and amortization	(748)	—	(15,490)	(15,490)	(13,884)	—	(30,122)
Interest income (expense), net	(12,247)	377	(1,770)	(1,393)	(11,521)	—	(25,161)
Gain on sale of assets	—	—	3	3	—	31	34
Income tax benefit	531	—	—	—	—	—	531
Equity in income (losses) of unconsolidated subsidiaries	(23,211)	186	(23,372)	(23,186)	—	49,117	2,720
Discontinued operations, net	—	(117)	—	(117)	—	243	126

Net income (loss)	$(35,925)	$446	$(23,452)	$(23,006)	$(23,372)	$49,148	$(33,155)

	Three-month period ended December 31, 2002
	US Unwired Inc. (Parent)	Unwired Telecom Corporation (Guarantor)	Louisiana Unwired LLC (Guarantor)	Total Guarantors	IWO Holdings, Inc. (Non-Guarantor)	Consolidating Entries	Consolidated
EBITDA	$(737)	$—	$7,780	$7,780	$(404,294)	$(305)	$(397,556)
Depreciation and amortization	(886)	—	(16,473)	(16,473)	(14,282)	—	(31,641)
Interest income (expense), net	(10,097)	326	(2,357)	(2,031)	(8,801)	—	(20,929)
Gain on sale of assets	(1)	—	(10)	(10)	—	—	(11)
Income tax benefit	—	—	—	—	(4,504)	4,504	—
Equity in income (losses) of unconsolidated subsidiaries	(443,255)	92	(431,881)	(431,789)	—	873,613	(1,431)
Discontinued operations, net	—	695	—	695	—	305	1,000

Net income (loss)	$(454,976)	$1,113	$(442,941)	$(441,828)	$(431,881)	$878,117	$(450,568)

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US Unwired Reports Fourth Quarter Results

March 2, 2004

	Year ended December 31, 2003
	US Unwired Inc. (Parent)	Unwired Telecom Corporation (Guarantor)	Louisiana Unwired LLC (Guarantor)	Total Guarantors	IWO Holdings, Inc. (Non-Guarantor)	Consolidating Entries	Consolidated
EBITDA	$(2,338)	$—	$51,146	$51,146	$(713)	$(1,006)	$47,089
Depreciation and amortization	(2,758)	—	(61,795)	(61,795)	(54,635)	—	(119,188)
Interest income (expense), net	(44,225)	1,418	(7,827)	(6,409)	(40,181)	—	(90,815)
Gain on sale of assets	—	—	12	12	(31)	31	12
Income tax benefit	531	—	—	—	—	—	531
Equity in income (losses) of unconsolidated subsidiaries	(113,248)	392	(95,560)	(95,168)	—	211,327	2,911
Discontinued operations, net	—	1,500	—	1,500	—	1,006	2,506
Net income (loss)	$(162,038)	$3,310	$(114,024)	$(110,714)	$(95,560)	$211,358	$(156,954)

	Year ended December 31, 2002
	US Unwired Inc. (Parent)	Unwired Telecom Corporation (Guarantor)	Louisiana Unwired LLC (Guarantor)	Total Guarantors	IWO Holdings, Inc. (Non-Guarantor)	Consolidating Entries	Consolidated
EBITDA	$(4,143)	$—	$6,231	$6,231	$(411,033)	$(2,068)	$(411,013)
Depreciation and amortization	(4,820)	—	(59,406)	(59,406)	(44,313)	—	(108,539)
Interest income (expense), net	(37,480)	912	(8,612)	(7,700)	(26,151)	—	(71,331)
Gain on sale of assets	7	—	(4)	(4)	—	—	3
Income tax benefit	781	—	—	—	—	—	781
Equity in income (losses) of unconsolidated subsidiaries	(544,618)	447	(481,497)	(481,050)	—	1,025,017	(651)
Discontinued operations, net	—	6,204	—	6,204	—	2,068	8,272

Net income (loss)	$(590,273)	$7,563	$(543,288)	$(535,725)	$(481,497)	$1,025,017	$(582,478)

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US Unwired Reports Fourth Quarter Results

March 2, 2004

Selected Operating Metrics

	3 months ended 12/31		12 months ended 12/31
	4Q 2003	4Q 2002	4Q 2003	4Q 2002
Subscribers
Gross Additions	88,107	95,160	316,100	337,391
Net Additions	22,089	19,881	59,246	73,799
Total Sprint Customers	617,813	561,162	617,813	561,162
Resale Customers	88,219	0	88,219	0
Churn	3.4%	4.3%	3.4%	4.2%

Average Revenue Per User, Monthly
Including Roaming	$72.39	$84.56	$72.11	$85.17
Without Roaming	52.63	53.97	53.94	54.67

Operating Cost Per User, Monthly
Including Roaming	43.51	61.25	48.02	64.69
Without Roaming	30.29	38.45	35.43	42.16

Cost Per Gross Addition	383	342	347	361

Average Monthly MOUs Per Subscriber
Home	594	471	567	462
Roaming	193	147	179	136

System MOUs (Millions)
Subscriber	1,074.5	774.8	4,011.6	2,663.7
Roaming	511.9	330.3	1,771.1	1,093.5

Licensed POPs (Millions)	17.6	17.6	17.6	17.6
Covered POPs (Millions)	12.8	12.6	12.8	12.6

Towers	1,878	1,796	1,878	1,796
Cum. CapEx Per Covered POP	$50.21	$48.77	$50.21	$48.77

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